Exhibit 99.1

Investor Briefing August 18, 2010

Participants Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer

Certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”) during the course of this presentation that are not historical facts are forward-looking statements. Although Oglethorpe believes that the assumptions underlying these statements are reasonable, you are cautioned that such forward-looking statements are inherently uncertain and involve necessary risks that may affect Oglethorpe’s business prospects and performance, causing actual results to differ from those discussed during the presentation. When considering forward-looking statements, you should keep in mind risk factors and other cautionary statements included in Oglethorpe’s SEC filings. Any forward-looking statements made are subject to all the risks and uncertainties, many of which are beyond management’s control, as described in Oglethorpe’s SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Oglethorpe’s actual results and plans could differ materially from those expressed in any forward-looking statements. Oglethorpe undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. This electronic presentation is provided as of August 18, 2010. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the financial information that was presented, and Oglethorpe has not undertaken any obligation to update the electronic presentation. Risk Factors and Forward-Looking Statements

Overview of Oglethorpe Power Corporation Not-for-profit Georgia electric membership corporation. One of the largest electric cooperatives in the United States. Provides wholesale electric power to 39 distribution cooperatives in Georgia (the “Members”). The Members serve approximately 4.1 million people. Approximately 2/3 of the Members’ load is residential. No residential competition. Competition only at inception for large C&I loads. Take or pay, joint and several Wholesale Power Contracts through December 2050. Allows for recovery of all costs, including debt service. Owns or leases approximately 5,790 MW of generation capacity; operates or schedules another 1,287 MW on behalf of the Members. Senior secured debt ratings are: A (stable), A3 (negative outlook), A (stable). Short-term ratings are A-1/P-2/F1. = Oglethorpe’s Members

Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe’s having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. For 2010, Oglethorpe’s board of directors approved a budget to achieve a 1.14 Margins for Interest ratio, above the minimum 1.10 ratio required by the Indenture. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the period of anticipated construction and may chose to further increase, or decrease, the Margins for Interest ratio in the future. December 31, ($ in thousands) 2010 2009 2009 2008 2007 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $629,791 $582,232 $1,144,012 $1,237,649 $1,149,657 Sales to Non-Members $392 $640 $1,249 $1,111 $1,585 Operating Expenses $504,518 $459,190 $921,139 $1,041,681 $964,014 Other Income $21,335 $21,329 $42,728 $43,381 $54,854 Net Interest Charges ($124,996) ($116,555) ($240,460) ($221,201) ($223,021) Net Margin $22,004 $28,456 $26,390 $19,259 $19,061 Margins for Interest Ratio(a) n/a n/a 1.12x 1.10x 1.10x June 30, (a)

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $545 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 12.1% 12.6% 10.8% 11.2% Equity Ratio(a) $4,280,918 $4,268,270 $5,183,774 $5,233,158 Total Long-Term Debt and Equities $143,400 $110,647 $119,241 $146,705 Long-term Debt and Capital Leases due within one year $101,272 $108,219 $115,641 $119,542 Obligation under Rocky Mountain Transactions $3,552,367 $3,514,923 $4,387,926 $4,382,908 Long-term Debt and Obligations under Capital Leases $483,879 $534,481 $560,966 $584,003 Subtotal ($32,691) ($1,348) ($1,253) ($220) Accumulated Other Comprehensive Loss $516,570 $535,829 $562,219 $584,223 Patronage Capital and Membership Fees Capitalization: $4,937,320 $5,044,452 $6,370,234 $6,527,309 Total Assets $290,930 $167,659 $579,069 $362,949 Cash and Cash Equivalents $3,481,194 $3,639,395 $4,400,496 $4,709,603 Total Electric Plant Assets: Balance Sheet Data: 2007 2008 2009 2010 ($ in thousands) December 31, June 30,

Rate Structure Assures Recovery of All Costs + Margin Note: Indenture requires an MFI ratio of least 1.10x Fixed costs: Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall. Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. MFI coverage requirement of 1.10x under Indenture. Budget of 1.14x MFI for 2010. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin, without any further regulatory approval. Annual budget and adjustments to rate to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority. Changes to rate schedule are subject to RUS approval. (Budgeted)

Oglethorpe’s Liquidity Position is Strong Represents 422 days of liquidity on hand. as of August 16, 2010 $1,125 -$615 $314 $510 $824 0 200 400 600 800 1000 1200 Total Credit Facilities Less Borrowings Available Line Capacity Cash (Excluding $122 Million in RUS Cushion of Credit) Total Liquidity Millions

$0 $200 $400 $600 $800 $1,000 $1,200 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 2043 $475M Bank of America Syndicated CP Backup (Unsecured) $250M CFC (Secured) $150M CoBank (Secured) $50M CoBank (Unsecured) $50M CFC (Unsecured) Plus Optional Term-Out until 2043 Term of Existing Liquidity Facilities $150M J.P. Morgan (Unsecured) $475M Credit Facility - Participant Banks Commitment (Millions) Bank of America, N.A. - Administrative Agent $75 SunTrust Bank $75 The Bank of Tokyo - Mitsubishi UFJ, Ltd. $60 CoBank, ACB $60 J.P. Morgan Chase Bank, National Association $60 National Rural Utilities Cooperative Finance Corp $60 Wachovia Bank, N.A. / Wells Fargo Bank, N.A. $60 Goldman Sachs Bank $25

Significant Financing Activity 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $133.55 Million Tax Exempt Refinancing Applying to RUS for financing of $750 Million Combined Cycle Plant and $128 Million of General Improvements to Existing Facilities Applied to RUS for Financing of Biomass, Hawk Road and Hartwell Facilities Signed DOE Conditional Term Sheet for up to $3.057 Billion Loan Guarantees on Vogtle Units 3 & 4 New Credit Facilities Debt Issuances Other Events Pre-2010 Post-2010 $40 - 50 Million (Preliminary Estimate) Tax-Exempt Refinancing / New Money $400 Million of Taxable FMBs Anticipate Restructuring and Extending Bank Credit Facilities Additional FMB Issuance for Portion of Vogtle Units 3 & 4 not Financed by DOE Possible $100 Million Issuance of CREBS for Biomass Project $683 Million of RUS Loans Approved but Not Yet Drawn (a) Shelf Registration of $1 Billion of Taxable FMBs for Future Issuance Ongoing Tax-Exempt Refinancings and Taxable Financings as Needed $89 Million RUS Loan Advance (a) $72 Million RUS Loan Advance Expected (a) $594 Million approved loans remaining to be drawn as of August 16, 2010 ($683 Million less $89 Million drawn to date).

Submitted Part I and Part II loan applications in September 2008 and December 2008, respectively. Signed conditional term sheet with DOE in May 2010. Final decision on loan approval is not expected to occur until after approval of the COLs (Combined Construction Permits Operating Licenses) currently anticipated in fourth quarter 2011. DOE loan guarantee targets 70% of eligible project costs, not to exceed $3.057 billion. DOE Loan Guarantees for Vogtle 3 & 4

Operations and Project Highlights Mike Price Executive Vice President and Chief Operating Officer

Summer 2010 May – July have been above average cooling degree days/relative temperature. Peak Demand Update Load vs. Temperature Cooling Degree Days 2010 Summer Peak to Date: 8988 MW (07/25/2010) 2009 Summer Peak: 8470 MW (06/27/2009) All-time Peak = 9294 MW (08/27/2007) Note: The data is at the Members’ delivery points (net of system losses). 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 1-Jun 15-Jun 29-Jun 13-Jul 27-Jul MW 0 10 20 30 40 50 60 70 80 90 100 Temperature F Peak Load Temperature Average 2010 2007 0 100 200 300 400 500 600 700 May June July August

Member Demand Requirements Member Energy Requirements (MW) Percent Change (Million MWh) Percent Change 6.1% 9.4% 0.8% 9.4% 4.1% 3.9% 2.8% -0.3% -3.9% Historical Load -5.6% (a) Source: Weather Underground, Hartsfield-Jackson Atlanta International Airport. YTD through 8/16/2010. Note: The data is at the Members’ delivery points (net of system losses). While Flint EMC was not a Member from 2005 through 2009, Flint EMC data is included in all years. (YTD) Highest Summer Peak (2007) = 9294 MW Highest Winter Peak (2010) = 8333 MW 2010 Summer Peak (YTD) = 8988 MW Days over 95°(a) 19 1 1 5 2010 energy through July is tracking 9.2% higher than 2009. -2.0% 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2005 2006 2007 2008 2009 2010 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2005 2006 2007 2008 2009

Diverse Mix of Generating Resources

OglethorpePower

2010 Capacity[(a)]


12%
46%
23%
19%
Gas
Nuclear
Coal
Hydro

~6,500 MW

Q1 & Q2 2010 Energy[(a)]


4%
9%
46%
41%

~11.4 Million MWh


Rocky Mountain Pumped Storage Hydro
Sewell Creek Energy Facility
Plant Wansley
Chattahoochee Energy Facility
Hawk Road Energy Facility
Talbot Energy Facility
Smarr Energy Facility
Hartwell Energy Facility
Doyle Generating Plant
Plant Scherer
Plant Vogtle
Plant Hatch
ATLANTA

(a) Represents resources owned, leased, contracted for or operated by Oglethorpe. Excludes Members' SEPA allocation. Capacity reflects planning capacity. Energy from pumped storage hydro is included above as well as energy from Member owned Smarr EMC assets (Smarr and Sewell Creek Energy Facilities) neither of which is included in Sales to Members represented in Oglethorpe's most recent Form 10-K.

15

Oglethorpe to Provide New Resources Includes allowance for funds used during construction. Does not include impact of 1-year schedule extension which is anticipated to result in a increase in costs of less than 5%. From 2013 through 2017, we expect to invest an additional $3.2 billion to complete construction of Vogtle Units #3 and #4, the biomass facility and the combined cycle plant. $477 Million(b) 2010 - 2012 Forecasted Capital Expenditures (a) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2010 2011 2012 Millions Future Generation Existing Generation Environmental Compliance Nuclear Fuel Resource Fuel Oglethorpe Ownership Share Operator Share of Nameplate Capacity (MW) "Oglethorpe's Projected Total Cost(a)" "Expected In-Service Dates" Vogtle Units 3 & 4 Nuclear 30% Southern Nuclear 660 $ 4.2 Billion 2016 & 2017 Warren County Biomass Biomass 100% Oglethorpe 100 $477 Million(b) 2015 Combined Cycle Plant Natural Gas 100% Oglethorpe 605 $750 Million 2015

New AP1000 units will be adjacent to existing two units at Vogtle site. Experienced developer and operator, Southern Nuclear. Very favorable EPC contract with experienced contractors, Westinghouse and Stone & Webster consortium, which includes parent guarantees. Recently amended to replace certain index-based adjustments with fixed escalation amounts. 30% share or 660 MW of 2,200 MW total capacity from additional units. Georgia Power, MEAG and City of Dalton are other co-owners. $4.2 billion estimated total cost to Oglethorpe (including AFUDC). Vogtle Units 3 & 4 Project Highlights 2017 Unit 4 in Service 2005 2011 2010 2009 2007-2008 2006 May 2005 Development Agreement 2017 Mar 2008 File Combined Construction Operating License (COL) with NRC Aug 2009 NRC Issuance of ESP/LWA Q4 2011 NRC Issuance of COL (projected) 2016 Unit 3 in Service Time Now Feb 2010 DOE Offered Conditional Term Sheet Q4 2011 Potential Start of DOE Funding April 2006 Definitive Agreements Aug 2006 Early Site Permit (ESP) Filed with NRC May 2010 Signed DOE Conditional Term Sheet

March 8, 2010

July 7, 2010

Concrete foundation for Module Assembly Building On-Site

Shaw Modular Solutions (SMS) Module Fabrication Facility Lake Charles, LA

Interior of SMS Facility

Steam Generator Tubing

Warren County Biomass Commercial Operation Date (“COD”) for the Warren County biomass power plant has been extended to 2015. Includes 1-year schedule adjustment to evaluate and respond to EPA’s proposed boiler MACT (maximum achievable control technology) regulations, as well as impact of other legislative and regulatory issues. Capital investment expected to be $477 million before the COD extension. Anticipate the extension will result in less than a 5% increase of estimated costs. Applied to RUS for financing; additionally, CREBs and tax-exempt financing may also be available. Fuel will primarily be a mixture of whole tree chips, chipped pulpwood and wood remaining from forest clearings. Georgia has millions of acres of forest land that provide an abundant and sustainable fuel resource for energy generation. The plant will use approximately one million green tons of wood per year. The plant will consist of a conventional bubbling fluidized bed boiler and steam turbine. 100 MW capacity.

Oglethorpe’s Members have subscribed for a 605 MW 2x1 combined cycle project. Site to be determined. Construction is expected to begin in 2012. Project costs estimated at approximately $750 million. Submitted application to the RUS for financing in August. Expected commercial operation 2015. Combined Cycle Project

Future Generation Timeline Warren Biomass 100 MW Combined Cycle I Natural Gas 605 MW Unit 3 330.2 MW Unit 4 330.2 MW Vogtle 3 & 4 Nuclear 2015 2016 2017 2014 Warren Biomass 100 MW

Oglethorpe is a Strong, Stable Credit One of the largest electric cooperatives in the United States. Oglethorpe has long-term, take-or-pay Wholesale Power Contracts with its Members through 2050. Members' obligations under the Wholesale Power Contracts are joint and several. Primarily residential customer base — approximately 2/3 of Members’ MWh sales and of operating revenue. Oglethorpe’s formulary rate structure assures cost recovery. Inputs to rate formula are not subject to any regulatory approval. Changes to formulary rate schedule are subject to RUS approval. Oglethorpe’s Members are not subject to regulation for rate setting purposes. Well diversified power supply portfolio. Substantial value in existing resources. Strong, consistent operational and financial performance.

Additional Information A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on the website. For additional information please contact: Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240